UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2020

BAR HARBOR BANKSHARES

(Exact Name of Registrant as Specified in its Charter)

Maine	001-13349	01-0393663
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

PO Box 400		04609-0400
82 Main Street		(Zip Code)
Bar Harbor, Maine
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (207) 288-3314

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $2.00 per share	BHB	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

We held our 2020 Annual Meeting of Shareholders on May 12, 2020. The board of directors solicited proxies pursuant to a proxy statement, as amended, that we filed with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934. There was no solicitation in opposition to the board’s solicitation.

At the meeting, holders of common stock were asked to consider and vote upon the three proposals set forth below. Each share of common stock was entitled to one vote with respect to each proposal. Holders of a total of 12,401,800 shares of common stock were present in person or by proxy at the meeting, representing 79.56% of the voting power entitled to vote at the meeting. The voting results reported below are final.

The proposals considered and voted on by the shareholders at the meeting, and the votes of the shareholders on those proposals, were as follows:

Proposal 1.	Shareholders voted as follows with respect to the election of each of the following director nominees:

Nominee	For	Against	Abstain	Broker Non-Votes
Daina H. Belair	8,556,589	324,167	30,225	3,490,819
Matthew L. Caras	8,418,396	399,754	399,754	3,490,819
David M. Colter	8,437,762	381,088	92,131	3,490,819
Steven H. Dimick	8,445,522	361,971	103,488	3,490,819
Martha T. Dudman	8,395,588	470,021	45,372	3,490,819
Lauri E. Fernald	8,365,143	511,394	34,444	3,490,819
Brendan J. O’Halloran	8,505,771	313,079	92,131	3,490,819
Curtis C. Simard	8,411,155	409,381	90,445	3,490,819
Kenneth E. Smith	8,362,932	455,882	92,167	3,490,819
Stephen R. Theroux	8,470,046	348,683	92,252	3,490,819
Scott G. Toothaker	8,439,181	380,313	91,487	3,490,819
David B. Woodside	8,318,257	500,576	92,148	3,490,819

As a result of these votes, each of the 12 nominees was elected to serve as a director until the 2021 Annual Meeting of Shareholders and until his or her successor is duly elected and qualified.

Proposal 2.    Shareholders ratified the appointment of RSM US LLP as independent auditor for the fiscal year ending December 31, 2020, by the following vote:

	For	Against	Abstain	Broker Non-Votes
Ratification of Appointment of RSM US LLP	12,214,733	146,023	41,044	—

Proposal 3.    Shareholders approved, on a non-binding advisory basis, the compensation paid to our executive officers in 2019, as disclosed in the proxy statement, by the following vote:

	For	Against	Abstain	Broker Non-Votes
Approval of Executive Compensation	8,281,563	545,625	83,793	3,490,819

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Bar Harbor Bankshares

May 14, 2020	By:	/s/ Josephine Iannelli
Josephine Iannelli
Executive Vice President and Chief Financial Officer